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                                   FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                               November 16, 1999
                            ------------------------
                                (Date of Report)

                            NATIONAL CITY CORPORATION
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             (Exact name of registrant as specified in its charter)



Delaware                              1-10074                34-1111088
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(State or other jurisdiction          (Commission            IRS Employer
  of incorporation)                    File Number)          Identification No.)



1900 East Ninth Street, Cleveland, Ohio                             44114
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(Address of principal executive offices)                            (Zip Code)




                                 (216) 575-2000
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              (Registrant's telephone number, including area code)



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Item 5.  Other Events
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         On November 16, 1999, the Registrant issued a News Release stating that fourth quarter and full year net income could be as much as $.02 to $.05 per share below analysts' consensus estimates, primarily due to recent weakness in net interest margin.

         Reference is made to the News Release, dated November 16, 1999, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: None

         b) PRO FORMA FINANCIAL INFORMATION: None.

         c) EXHIBITS:
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         99.1 News Release, dated November 16, 1999 incorporated HEREIN by reference.


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                                   Signatures
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 16, 1999                      By /s/ Carlton E. Langer
                                                  --------------------
                                                  Carlton E. Langer
                                                  Vice President
                                                  and Assistant Secretary